Summary Prospectus February 26, 2010, as supplemented July 30, 2010

ING Alternative Beta Fund

Class / Ticker	A/IABAX; B/IABBX; C/IABCX; I/IIABX; W/IABWX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated February 26, 2010, and the audited financial statements on pages 12-20 of the Fund’s shareholder report dated October 31, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (“HFRI Index”).

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 19) or the Statement of Additional Information (page 69).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses[1] Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.75	0.75	0.75	0.75	0.75
Distribution and Service (12b-1) Fees	%	0.25	1.00	1.00	N/A	N/A
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	1.68	1.68	1.68	1.68	1.68
Acquired Fund Fees and Expenses	%	0.28	0.28	0.28	0.28	0.28
Total Annual Fund Operating Expenses[2]	%	3.06	3.81	3.81	2.81	2.81
Waivers, Reimbursements and Recoupments[3]	%	(1.38)	(1.38)	(1.38)	(1.38)	(1.38)
Total Annual Fund Operating Expenses after Waivers, Reimbursements and Recoupments	%	1.68	2.43	2.43	1.43	1.43
1	Expense information is estimated, based on the actual operating expenses (including any contractual fee caps or adjustments) for the Fund’s most recent fiscal period (annualized).
2	Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.40%, 2.15%, 2.15%, 1.15% and 1.15% for Class A, Class B, Class C, Class I and Class W, respectively, through at least March 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples also assume that you invest $10,000 in the Fund for the time periods indicated. It shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 of 5

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$736	1,153	1,595	2,817
B	Sold	$746	1,139	1,659	2,949
	Held	$246	839	1,459	2,949
C	Sold	$346	839	1,459	3,128
	Held	$246	839	1,459	3,128
I	Sold or Held	$146	537	953	2,115
W	Sold or Held	$146	537	953	2,115

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

During the most recent fiscal period (not annualized), the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Fund Weighted Composite Index (the “HFRI Index”). The beta component to the return of a fund is generally considered to be that portion of a fund’s returns that can be explained by the market exposures held in the fund and that is not attributable to the skill of the Sub-Adviser. The Fund uses a quantitative returns regression methodology (the “Methodology”) to identify the beta component of the returns of the HFRI Index by analyzing the historical monthly performance of the HFRI Index relative to a group of market indices (each an “Index” and collectively, the “Indices”). The HFRI Index is a non-investible index comprised of a broad range of hedge fund strategies through an equally-weighted composite universe of approximately two thousand hedge funds.

The Fund does not invest in hedge funds, but rather, invests in financial instruments (“Financial Instruments”) that provide long or short exposure to the Indices, including among others, futures contracts, exchange-traded funds (“ETFs”) to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder, swaps, structured notes, exchange-traded notes, forward contracts, and cash represented by money market funds or high quality debt securities. The Fund currently invests in Indices representing the performance of the following investment categories, together with U.S. dollar money market investments: U.S. large cap equities, U.S. small cap equities, non-U.S. equities, emerging markets equities, commodities, currencies and U.S. large cap equity volatility. Each month the Methodology is used to recalculate the positions in the Fund for the following month. Total exposure (long and/or short) to Indices taken by the Fund will vary from month to month and could be up to 150% of the value of the Fund as measured by the absolute value of both long and short positions taken by the Fund. The Fund obtains long exposure with respect to an Index by investing in Financial Instruments that rise or fall in value with a rise or fall in the value of the underlying Index, and obtains short exposure with respect to an Index by investing in Financial Instruments that rise in value with a fall in the value of the underlying Index and decline in value with a rise in the value of the underlying Index.

The Fund’s net asset value (“NAV”) per share may decline from month to month even if the value of any or all of the Indices used in the Methodology increase during that time. Moreover, neither the Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed-income markets; accordingly there can be no assurance that either hedge funds in general, or the Fund in particular, will be successful at producing positive returns. The use of specific market exposures in the Fund, their weights and their long or short exposures is based entirely on the Methodology. To the extent that the Methodology or its underlying data is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns.

The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

No single mutual fund can provide a complete investment program for an investor. Before investing, you should evaluate the Fund in the context of your personal financial situation, investment objectives and other investments.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies

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will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Interest Rate  With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the income of bonds and other debt securities to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment By Other Funds  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in the Fund. If investments by these other funds result in large inflows or outflows of cash from the Fund, the Fund’s performance or realization of capital gains could be affected.

Investment Model  The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Issuer Non-Diversification  The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Over-the-Counter Investments  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Fund to counterparty risk.

Proprietary Hedge Fund Beta Strategy  The Sub-Adviser’s process for approximating the beta component of hedge fund performance is complex, is based on historical data (which may

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not reflect future results), and does not seek to replicate the alpha component of the HFRI Index. Assumptions and calculations used in portfolio management’s process could be flawed. Also, hedge funds tend to change investments more frequently than the Fund does, making it harder for the Fund to match hedge fund performance. In addition, hedge fund returns are unpredictable and the Fund could underperform, or be more volatile than, a fund that invests more broadly.

Short Exposures  The Fund takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while the Fund has a short exposure to it, the Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart and table show the Fund’s performance for the first full year of operations, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares, but does not reflect the impact of sales charges. If it did, returns would be lower than those shown. Other class shares performance would be higher than Class A performance because of the higher expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A (as of December 31)

Best quarter: 2nd, 2009, 7.45% and Worst quarter: 1st, 2009, (2.10)%

Average Annual Total Returns% (for the periods ended December 31, 2009)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	5.18	5.69	N/A	12/15/08
After tax on distributions	%	5.18	5.60	N/A	—
After tax on distributions with sale	%	3.37	4.83	N/A	—
HFRX Index[1]	%	13.40	13.40[2]	N/A	—
HFRI Index[1]	%	19.98	19.98[2]	N/A	—
DJ MP Index[1]	%	23.79	23.79[2]	N/A	—
Class B before taxes	%	5.69	7.15	N/A	12/15/08
HFRX Index[1]	%	13.40	13.40[2]	N/A	—
HFRI Index[1]	%	19.98	19.98[2]	N/A	—
DJ MP Index[1]	%	23.79	23.79[2]	N/A	—
Class C before taxes	%	9.69	10.97	N/A	12/15/08
HFRX Index[1]	%	13.40	13.40[2]	N/A	—
HFRI Index[1]	%	19.98	19.98[2]	N/A	—
DJ MP Index[1]	%	23.79	23.79[2]	N/A	—
Class I before taxes	%	11.79	12.06	N/A	12/15/08
HFRX Index[1]	%	13.40	13.40[2]	N/A	—
HFRI Index[1]	%	19.98	19.98[2]	N/A	—
DJ MP Index[1]	%	23.79	23.79[2]	N/A	—
Class W before taxes	%	11.79	12.06	N/A	12/15/08
HFRX Index[1]	%	13.40	13.40[2]	N/A	—
HFRI Index[1]	%	19.98	19.98[2]	N/A	—
DJ MP Index[1]	%	23.79	23.79[2]	N/A	—
1	On March 22, 2010, the Fund changed its primary benchmark index from the Dow Jones Moderate Portfolio Index to the HFRX Global Hedge Fund Index because the HFRX Global Hedge Fund Index is considered by the sub-adviser to be a more appropriate benchmark index reflecting the types of securities in which the Fund invests. The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.
Portfolio Managers
Bas Peeters	Frank van Etten
Portfolio Manager (since 12/08)	Portfolio Manager (since 12/08)
Willem van Dommelen
Portfolio Manager (since 12/08)

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.ingfunds.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A,B,C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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SPRO-ALTBETA (0710-073010)
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